UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2023

African Agriculture Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40722	98-1594494
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

445 Park Avenue, Ninth Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 307-3154

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AAGR	Nasdaq Global Market
Warrants, each exercisable for one share of Common Stock at an exercise price of $11.50 per share	AAGRW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On December 6, 2023 (the “Closing Date”), African Agriculture Holdings Inc. (f/k/a 10X Capital Venture Acquisition Corp. II) (the “Company”) consummated the previously-announced transactions (collectively, the “Business Combination”) pursuant to that certain Agreement and Plan of Merger, dated November 2, 2022, as amended by that certain First Amendment to Agreement and Plan of Merger, dated as of January 3, 2023 and that certain Second Amendment to Agreement and Plan of Merger, dated as of November 29, 2023 (as further amended from time to time the “Merger Agreement”), by and among the Company, African Agriculture, Inc. (“AFRAG”), and 10X AA Merger Sub, Inc. (“Merger Sub”).

Prior to the consummation of the Business Combination (the “Closing”), the Company carried out a pre-closing reorganization (the “Domestication”) pursuant to which (i) the Company’s jurisdiction of incorporation was changed from the Cayman Islands to the State of Delaware, (ii) the Company changed its name to “African Agriculture Holdings Inc”, (iii) each issued and outstanding Class A ordinary share of the Company was converted, on a one-for-one basis, into a share of Class A common stock of the Company (the “Class A Common Stock”), (iv) each issued and outstanding Class B ordinary share of the Company was converted, on a one-for-one basis, into a share of Class B common stock of the Company (the “Class B Common Stock”), and (v) each issued and outstanding whole warrant to purchase Class A ordinary shares of the Company became exercisable for Class A Common Stock beginning 30 days after the Closing Date at an exercise price of $11.50 per share.

At the Closing, Merger Sub merged with and into AFRAG, with AFRAG being the surviving company. After giving effect to such merger, AFRAG became a wholly owned subsidiary of the Company. At Closing, (i) each share of Class A Common Stock and Class B Common Stock then issued and outstanding was automatically reclassified, on a one-for-one basis, into a share of Common Stock of the Company, $0.0001 par value per share (the “Common Stock”) and (ii) each share of common stock of AFRAG issued and outstanding immediately prior to the Closing was automatically converted into the right to receive the number of shares of Common Stock in accordance with the terms and subject to the conditions set forth in the Merger Agreement.

At the Closing, each restricted stock unit issued by AFRAG that was outstanding immediately prior to Closing was automatically cancelled and converted into a restricted stock unit of the Company at the applicable exchange ratio as set forth in the Merger Agreement.

Certain terms used in this Current Report have the same meanings as set forth in the proxy statement/prospectus included as part of the Registration Statement on Form S-4 filed by the Company with the Securities and Exchange Commission (the “Commission”) on October 30, 2023, Registration No. 333-269342 (the “Proxy Statement/Prospectus”).

Unless the context otherwise requires, “we,” “us,” “our,” and the “Company” refer to African Agriculture Holdings Inc., a Delaware corporation, and its consolidated subsidiaries. All references herein to the “Board” refer to the board of directors of the Company. All references to “10X II” refer to the Company before the Closing.

Item 2.01 of this Current Report discusses the Closing and various other transactions contemplated by the Merger Agreement, and is incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

On the Closing Date, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, the Company, 10X Capital SPAC Sponsor II LLC (the “Sponsor”), the members of the Sponsor, and certain former stockholders of AFRAG entered into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”). Pursuant to the Amended and Restated Registration Rights Agreement, the Company agreed to file, not later than 30 days after the Closing Date, a registration statement to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain Company securities that are held by the parties thereto (the “Registrable Securities”). Pursuant to the Amended and Restated Registration Rights Agreement, subject to certain requirements and customary conditions, the Company also granted piggyback registration rights and demand registration rights to the parties thereto, will pay certain expenses related to such registration and will indemnify the parties thereto against certain liabilities related to such registration. The Amended and Restated Registration Rights Agreement will terminate with respect to any party thereto, on the date that such party no longer holds any Registrable Securities. The terms of the Amended and Restated Registration Rights Agreement are described in the Proxy Statement/Prospectus in the section entitled “Business Combination Proposal – Related Agreements – Amended and Restated Registration Rights Agreement” of the Proxy Statement/Prospectus.

This summary is qualified in its entirety by reference to the text of the Amended and Restated Registration Rights Agreement, which is included as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Lock-Up Agreements

In connection with the Business Combination, 10X II and certain AFRAG stockholders entered into lockup agreements pursuant to which such stockholders agreed, subject to certain exceptions, to (i) not transfer for a period ending six months after Closing, with respect to all shares of Common Stock held by such stockholder immediately after the Closing (together with any securities paid as dividends or distributions with respect to such securities or into which such securities are exchanged or converted, the “Lock-Up Shares”), (ii) for a period beginning six months after Closing and ending twelve months after Closing (the “Second Lock-up Period”) such stockholders will be subject to a lock-up with respect to one-third of the Lock-Up Shares; provided that the lock-up shall expire upon the date on which the last reported sale price of the shares of Common Stock exceeds $12.00 per share for any twenty (20) trading days within any consecutive thirty (30) trading day period during the Second Lock-up Period, and (iii) for a period beginning six months after Closing and ending upon the latter of (a) twelve months after closing and (b) the date upon which the Company enters into an Offtake Agreement (as such term is defined in the Merger Agreement) such stockholders will be subject to a lock-up with respect to one-third of the Lock-Up Shares.

The foregoing description of the lock-up agreements is qualified in its entirety by the full text of the form of lock-up agreement, which is included as Exhibit 10.4 and incorporated herein by reference.

Indemnity Agreements

Upon the Closing, on December 6, 2023, the Company entered into indemnity agreements with each of its directors and executive officers. These indemnity agreements require the Company to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnity agreements is qualified in its entirety by the full text of the form of indemnity agreement, which is included as Exhibit 10.32 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01. The material terms and conditions of the Merger Agreement are described in the Proxy Statement/Prospectus in the section entitled “The Business Combination Proposal — The Merger Agreement,” which is incorporated herein by reference.

At a special meeting of the stockholders of 10X II held on December 5, 2023 (the “Special Meeting”), the Company’s stockholders considered and adopted, among other matters, the Merger Agreement. On December 6, 2023 the parties completed the Business Combination.

At the Special Meeting, holders of 1,857,033 shares of 10X II’s common stock sold in 10X II’s initial public offering (“Public Shares”) exercised their right to redeem those shares for cash at a price of approximately $10.62 per share, for an aggregate of approximately $19,720,740.08. The per share redemption price of $10.62 for holders of Public Shares electing redemption was paid out of 10X II’s Trust Account, which, after taking into account the redemption but before payment of any transaction expenses, had a balance immediately prior to the Closing of approximately $2,887,743.

Immediately after giving effect to the Business Combination (including as a result of the Domestication and the redemptions described above), there were approximately 57,866,830 shares of Common Stock issued and outstanding and warrants to purchase approximately 6,884,899 shares of Common Stock issued and outstanding.

Prior to the Closing, each issued and outstanding 10X II unit that had not been previously separated into the underlying Class A ordinary share and the underlying one-third of one 10X II warrant prior to the Domestication was cancelled and each holder thereof was issued one share of Common Stock and one-third of one warrant, with such whole warrant representing the right to purchase one share of Common Stock at an exercise price of $11.50 per share. As a result of the Closing, 10X II’s units automatically separated into the component securities and, as a result, are no longer traded as a separate security and have been delisted. On December 7, 2023, our Common Stock and public warrants began trading on The Nasdaq Stock Market (“Nasdaq”) under the trading symbols “AAGR” and “AAGRW,” respectively.

Upon the closing of the Business Combination, 10X II’s second amended and restated Memorandum and Articles of Association, dated November 9, 2022, was replaced with the certificate of incorporation of the Company (the “Certificate”), which, among other things, reclassified all shares of Class A Common Stock and Class B Common Stock as Common Stock. Item 3.03 of this Current Report discusses the Certificate, and is incorporated herein by reference.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by the full text of the Merger Agreement, as amended, a copy of which is included as Exhibits 2.1, 2.2 and 2.3, which are incorporated herein by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as 10X was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, we are providing the information below that would be included in a Form 10 if we were to file a Form 10. Please note that the information provided below relates to the combined company after the Company’s acquisition of AFRAG in connection with the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

The statements contained in this Current Report that are not purely historical are forward-looking statements. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Current Report may include, for example, statements about:

●	the benefits of the Business Combination;

●	the future financial performance of the combined company;

●	expansion plans and opportunities; and

●	other statements preceded by, followed by or that include the words “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expression.

The forward-looking statements contained in this Current Report are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to:

●	our ability to maintain the listing of our Common Stock on Nasdaq;

●	our ability to raise financing in the future;

●	our public securities’ potential liquidity and trading;

●	changes adversely affecting our business;

●	unfavorable conditions or disruptions in the capital and credit markets;

●	our inability to forecast trends accurately;

●	our ability to generate cash, service indebtedness and incur additional indebtedness;

●	restrictive covenants that may limit our business and our ability to engage in certain corporate and financial transactions;

●	our ability to obtain capital on commercially reasonable terms;

●	fluctuations in our revenue and operating results;

●	competition from existing or new competitors;

●	risks associated with security breaches in our information technology systems;

●	our success in retaining or recruiting management and key employees;

●	risks related to legal proceedings or claims, including liability claims;

●	risks related to labor disputes;

●	risks associated with changes in federal, state, or local laws;

●	risks associated with potential costs of regulatory compliance;

●	risk resulting from the impact of global pandemics, including the novel coronavirus, COVID-19; and

●	other factors detailed under the section entitled “Risk Factors” in the Proxy Statement/Prospectus and incorporated herein by reference.

Business and Properties

Our business and properties are described in the Proxy Statement/Prospectus in the section entitled “Information About AFRAG” and that information is incorporated herein by reference.

Risk Factors

The risks associated with our business are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” and are incorporated herein by reference.

Financial Information

The information set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of 10X II and AFRAG is incorporated herein by reference. The unaudited pro forma condensed combined financial information of 10X II and AFRAG as of and for the nine months ended September 30, 2023 and for year ended December 31, 2022 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of 10X II for the fiscal years ended December 31, 2022 and 2021 is set forth in the Proxy Statement/Prospectus in the section entitled “10X II’s Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and is incorporated herein by reference.

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of 10X II for the three and nine months ended September 30, 2023 and 2022 is set forth in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of 10X II’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023, filed with the SEC on November 27, 2023, and is incorporated herein by reference.

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of AFRAG for the fiscal years ended December 31, 2022 and 2021 is set forth in the Proxy Statement/Prospectus in the section entitled “AFRAG’s Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and is incorporated herein by reference.

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of AFRAG for the nine months ended September 30, 2023 and 2022 is set forth in Exhibit 99.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of our common stock upon the closing of the Business Combination by:

●	each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock;

●	each of the Company’s executive officers and directors;

●	all executive officers and directors of the Company, as a group.

The beneficial ownership of common stock of the Company is based on 57,866,830 shares of common stock issued and outstanding as of the Closing Date, and assumes the issuance of all shares to which the former stockholders of AFRAG are entitled pursuant to the Business Combination.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty (60) days.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them.

Name of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
Directors and Executive Officers
Alan Kessler(2)	6,923	*
Harry Green(3)	198,297	*
Russell Read(4)	25,209	*
Orim Graves(4)	25,209	*
Daphne Michelle Titus(4)	25,209	*
Ambassador Bisa Williams(4)	25,209	*
Osman Ahmed	-	-
Modest Jonathan Mero(4)	25,209	*
All directors and executive officers as a group (8 individuals)(5)	331,265	*
Five Percent Holders
Global Commodities & Investments Ltd.(6)	28,080,047	48.5%
10X Capital SPAC Sponsor II LLC(7)	8,347,329	14.4%
Gora Seck(8)	2,787,725	4.8%

*	Less than 1%
(1)	Unless otherwise noted, the business address of each of the entities, directors and executives in this table is 445 Park Avenue, Ninth Floor New York, NY 10022.
(2)	Consists of 6,160 shares of Common Stock held of record by Mr. Kessler and 763 shares of Common Stock held of record by Gillian Kessler. Gillian Kessler is Mr. Kessler’s wife. Mr. Kessler disclaims ownership of such shares held by his wife, except to the extent of his pecuniary interest therein.
(3)	Consists of 1,923 shares of Common Stock held of record by Mr. Green and 196,374 shares of Common Stock issuable upon the settlement of RSUs vesting within 60 days of December 6, 2023.
(4)	Consists of shares of Common Stock issuable upon the settlement of RSUs vesting within 60 days of December 6, 2023.
(5)	Consists of (i) 8,846 shares of Common Stock and (ii) 322,419 shares of Common Stock issuable upon the settlement of RSUs vesting within 60 days of December 6, 2023.
(6)	Vasile Frank Timis is the majority owner of Global Commodities & Investments Ltd., and has voting and dispositive power with respect to the shares held by Global Commodities & Investments Ltd. The address of Mr. Timis and Global Commodities & Investments Ltd. is Second floor, Strathvale House, 90 North Church Street, George Town, Grand Cayman. Mr. Timis disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.
(7)	Consists of (i) 8,195,663 shares of Common Stock and (ii) 151,666 shares of Common Stock underlying Warrants that are exercisable within 60 days of December 6, 2023 directly held by 10X Capital SPAC Sponsor II LLC (the “Sponsor”). The Sponsor is controlled by its manager, 10X Capital Advisors, LLC (the “Manager”). The Manager has the sole voting and dispositive power of the securities held by the Sponsor. Hans Thomas and David Weisburd are the managing members of the Manager and accordingly may be deemed to have beneficial ownership of securities reported herein. Each of Mr. Thomas and Mr. Weisburd disclaims any ownership of securities reported herein other than to the extent of any pecuniary interest they may have therein, directly or indirectly.
(8)	Mr. Seck’s address is Liberty 6 Extension, Cité des Jeunes Cadres Lébou, Villa N*25, Dakar, Senegal.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers after the Closing is set forth in the Proxy Statement/Prospectus in the section entitled “Management of AFRAG PubCo Following The Business Combination,” which is incorporated herein by reference.

Directors

Immediately following the Closing, the size of the board of directors of the Company (the “New Board”) was set at seven members. Upon the Closing, each of Alan Kessler, Orim Graves, Ambassador Modest Jonathan Mero, Russell Read, Daphne Michelle Titus, Ambassador Bisa Williams and Osman Ahmed were elected to serve as directors on the New Board. Mr. Kessler was appointed as Chairman of the New Board. For biographical information concerning the directors, see the disclosure in the Proxy Statement/Prospectus in the sections entitled “Management of AFRAG PubCo Following the Business Combination,” which is incorporated herein by reference.

Ambassador Modest Jonathan Mero and Daphne Michelle Titus were appointed to serve as Class I directors, with a term expiring at the Company’s first annual meeting of stockholders following the Closing; Russell Read and Orim Graves were appointed to serve as Class II directors, with terms expiring at the Company’s second annual meeting of stockholders following the Closing; and Ambassador Bisa Williams, Osman Ahmed and Alan Kessler were appointed to serve as Class III directors, with terms expiring at the Company’s third annual meeting of stockholders following the Closing.

Independence of Directors

The Board has undertaken a review of the independence of each director and considered whether each member of the New Board has a material relationship with the Company that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, the Board determined that Orim Graves, Modest Mero, Russell Read, Osman Ahmed, Ambassador Bisa Williams and Daphne Titus are “independent directors” as defined under the listing requirements and rules of Nasdaq and the applicable rules of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Committees of the Board of Directors

Effective as of immediately following the Closing, the standing committees of the New Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Each of the committees reports to the New Board.

Effective as of immediately following the Closing, (i) Mr. Graves, Mr. Read and Ms. Titus were appointed to serve on the Audit Committee, with Mr. Graves as chair of the Audit Committee, (ii) Mr. Ahmed, Mr. Mero and Ms. Titus were appointed to serve on the Compensation Committee, with Mr. Ahmed as chair of the Compensation Committee and (iii) Mr. Read, Ms. Williams and Mr. Graves were appointed to serve on the Nominating and Corporate Governance Committee, with Mr. Read as chair of the Nominating and Corporate Governance Committee. The Board has determined that Mr. Graves qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

Executive Officers

Effective as of immediately following the Closing, the following individuals were appointed as the Company’s executive officers: Alan Kessler to serve as Chief Executive Officer and Harry Green to serve as Chief Financial Officer. For biographical information concerning the executive officers, see the disclosure in the Proxy Statement/Prospectus in the sections entitled “Management of AFRAG PubCo Following the Business Combination,” which is incorporated herein by reference.

Executive and Director Compensation

Other than as set forth below, the description of compensation with respect to AFRAG’s executive officers and directors prior to the Closing is set forth in the Proxy Statement/Prospectus in the section entitled “AFRAG Executive Officer And Director Compensation,” which is incorporated herein by reference.

On November 1, 2022 AFRAG entered into those certain Transaction Bonus and Release Agreements with African Discovery Group, Inc. (“AFDG”) and Harry Green, AFRAG’s Chief Financial Officer (the “Release Agreements”). Alan Kessler, AFRAG’s Chief Executive Officer, is the Chief Executive Officer and majority stockholder of AFDG and, as such, has an indirect interest in any payment made to AFDG pursuant to the terms of the Release Agreements. Pursuant to the Release Agreements, AFDG and Mr. Green were each entitled to a one-time transaction bonus of $300,000 and $400,000, respectively, upon consummation of the Business Combination and in consideration of ADFG and Mr. Green’s waiver of all claims to any unpaid wages, bonuses, commissions or other compensation arising prior to the consummation of the Business Combination.

On November 27, 2023, AFRAG amended the Release Agreements to provide that the bonuses contemplated by such Release Agreements will be recharacterized as retention bonuses payable no later than August 21, 2024, subject to each recipient’s continued service as of the payment date.

The foregoing summaries of the amended Release Agreements for each of Harry Green and AFDG are qualified in their entirety by reference to the text of each amended Transaction Bonus and Release filed as Exhibits 10.22 and 10.24 hereto and each is incorporated herein by reference.

At the Special Meeting, the stockholders of the Company approved the African Agriculture Holdings Inc. 2023 Incentive Plan (the “Incentive Plan”). The description of the Incentive Plan is set forth in the Proxy Statement/Prospectus in the section entitled “Equity Incentive Plan Proposal,” which is incorporated herein by reference.

A copy of the full text of the Incentive Plan is filed as Exhibit 10.25 to this Current Report and is incorporated by reference herein.

Certain Relationships and Related Transactions

Information with respect to certain relationships and related party transactions of the Company is described in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Person Transactions,” which is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus entitled “Information About AFRAG – Legal Proceedings,” which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

As a result of the Closing, 10X II’s units have automatically separated into the component securities and, as a result, are no longer traded as a separate security and have been delisted. On December 7, 2023, the Common Stock and public warrants began trading on Nasdaq under the trading symbols “AAGR” and “AAGRW,” respectively. As of the Closing, there were approximately 631 holders of record of the Company’s common stock and approximately 695 holders of record of the Company’s warrants to purchase common stock.

The Company has not paid any cash dividends on shares of its common stock to date. It is the present intention of the Company to retain any earnings for use in its business operations and, accordingly, the Company does not anticipate the Board declaring any dividends in the foreseeable future.

Description of Registrant’s Securities

The description of the Company’s securities is contained in the Proxy Statement/Prospectus in the section entitled “Description of the AFRAG PubCo Securities,” which is incorporated herein by reference.

Changes in Accountants

Reference is made to the disclosure contained in Item 4.01 of this Current Report, which is incorporated herein by reference.

Recent Sales of Unregistered Securities

On November 29, 2023, the parties to the Merger Agreement entered into the Second Amendment to the Merger Agreement (the “Second Amendment”). Pursuant to the Second Amendment, 10X II agreed to irrevocably waive the covenant set forth in Section 6.11 of the Merger Agreement requiring AFRAG to deliver to 10X II a duly executed Offtake Agreement (as such term is defined in the Merger Agreement).

In consideration for waiving the covenant relating to the Offtake Agreement, at Closing, each holder of Common Stock received upon conversion of a 10X II ordinary share (including, for the avoidance of doubt, any shares owned by the Sponsor and any of its affiliates) and for which redemption was not requested (a “Former SPAC Holder”) its pro rata portion of 3,000,000 shares of Common Stock (the “Waiver Consideration Shares”), with (i) holders of Former SPAC Holders that are public holders receiving an aggregate of 103,842 Waiver Consideration Shares in the form of shares of Common Stock that were assigned to a pool for the benefit of such holders (the “Public Holder Pool”) by a former AFRAG shareholder and (ii) Former SPAC Holders that are not public holders (the “Private Holders”) receiving an aggregate of 2,896,156 Waiver Consideration Shares in the form of newly issued Common Stock.

The 2,896,156 shares of Common Stock issued to the Private Holders have not been registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) promulgated thereunder.

Indemnification of Directors and Officers

Information about indemnification of the Company’s directors and officers is set forth in the Proxy Statement/Prospectus in the section entitled “Description of Corporate Governance and Shareholder Rights - Limitation on Liability and Indemnification of Directors and Officers”, which is incorporated herein by reference. On the Closing Date, the Company entered into indemnification agreements with the Company’s directors and executive officers, a form of which is included as Exhibit 10.32 and incorporated herein by reference. The information set forth under the heading “Indemnity Agreements” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report, which is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this Current Report, which is incorporated herein by reference.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Current Report, which is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

 In connection with the Business Combination, on November 6, 2023, the Company filed the Certificate of Incorporation with the Delaware Secretary of State, and also adopted Bylaws on November 6, 2023 (the “Bylaws”), which replaced 10X II’s Certificate of Incorporation and bylaws in effect as of such time. The material terms of the Certificate of Incorporation and the Bylaws and the general effect upon the rights of holders of the Common Stock are discussed in the Proxy Statement/Prospectus in the section entitled “Charter Amendment Proposal”, which is incorporated herein by reference.

The Common Stock and Public Warrants are listed for trading on Nasdaq under the symbols “AAGR” and “AAGRW,” respectively. On the date of the Closing, the CUSIP numbers relating to Common Stock and Public Warrants changed to 00792J100 and 00792J118, respectively.

Copies of the Certificate of Incorporation and the Bylaws are included as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 12, 2023, the Board approved the engagement of M&K CPAS, PLLC (“M&K”) as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2023. Accordingly, WithumSmith+Brown, PC (“Withum”), 10X II’s independent registered public accounting firm prior to the Business Combination, was informed that it would be dismissed and replaced by M&K as the Company’s independent registered public accounting firm.

Withum’s report on the Company’s consolidated balance sheets as of December 31, 2022 and 2021, the related consolidated statements of operations, changes in shareholders’ deficit and cash flows for the year ended December 31, 2022 and for the period from February 10, 2021 through December 31, 2021 and the related notes to the consolidated financial statements (collectively, the “10X II financial statements”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for the substantial doubt about the Company’s ability to continue as a going concern.

During the period from February 10, 2021 (inception) through December 31, 2022 and the subsequent interim period through December 12, 2023, there were no: (i) disagreements with Withum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Withum’s satisfaction would have caused Withum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

During the period from February 10, 2021 (inception) through December 31, 2022, and the interim period through December 12, 2023, neither the Company or anyone acting on its behalf consulted M&K with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by M&K that M&K concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided Withum with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company in response to this Item 4.01 and, if not, stating the respects in which it does not agree. A letter from Withum is included as Exhibit 16.1 to this Current Report.

Item 5.01 Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “Summary of the Prospectus-The Business Combination,” which is incorporated herein by reference. Further reference is made to the information contained in “Introductory Note” above and in Item 2.01 of this Current Report, which are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections entitled “Directors and Executive Officers”, “Executive and Director Compensation,” “Certain Relationships and Related Transactions”, and “Indemnification of Directors and Officers” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Effective upon the closing of the Business Combination, all executive officers and directors of 10X II resigned as executive officers and directors of 10X II.

Indemnity Agreements

Item 1.01 of this Current Report discusses the indemnification agreements entered into between the Company and each of its directors and executive officers, and is incorporated herein by reference.

2023 Incentive Plan

At the Special Meeting, the stockholders of 10X II considered and approved the African Agriculture Holdings Inc. 2023 Incentive Plan (the “2023 Plan”). The 2023 Plan became effective immediately upon the Closing.

The 2023 Plan initially makes available a maximum number of 5,786,685 shares of Common Stock; provided that the total number of shares that will be reserved, and that may be issued, under the 2023 Plan will automatically increase on the first trading day of each calendar year, beginning with calendar year 2025 and ending with calendar year 2029, by a number of shares equal to 1% of the total outstanding shares of Common Stock on the last day of the prior calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no such increase in the share reserve for such year or that the increase in the share reserve for such year will be a lesser number of shares than would otherwise occur pursuant to the preceding sentence. A committee of at least two people appointed by our Board (or, if no such committee has been appointed, the Board) will administer the Incentive Plan.

A description of the 2023 Plan is included in the Proxy Statement/Prospectus in the section entitled “Equity Incentive Plan Proposal”, which is incorporated herein by reference. The foregoing description of the 2023 Plan is qualified in its entirety by the full text of the 2023 Plan, which is included as Exhibit 10.25 and incorporated herein by reference.

RSU Grants

Effective November 27, 2023, AFRAG awarded Alan Kessler, it’s Chief Executive Officer and chairman of the board of directors, RSUs representing 2,661,967 shares of Common Stock upon settlement, which will fully vest on November 27, 2028. Pursuant to the terms of the restricted stock unit agreement, if Mr. Kessler is terminated without “cause” or resigns for “good reason” (each as defined in the restricted stock unit agreement) prior to November 27, 2028, the RSUs will immediately vest upon termination. In addition, if Mr. Kessler’s service is terminated due to Mr. Kessler’s death or “disability” (as defined in the restricted stock unit agreement), the RSUs will immediately vest upon such death or disability. If Mr. Kessler is terminated prior to November 27, 2028 for any other reason, the RSUs will be immediately forfeited and cancelled upon such termination. If a Change in Control (as defined in the restricted stock unit agreement) occurs prior to the termination of Mr. Kessler’s service, the RSUs will vest as to 100% of the underlying Common Stock upon such change in control.

Effective November 27, 2023, AFRAG awarded Harry Green, its Chief Financial Officer, RSUs representing 1,597,180 shares of Common Stock upon settlement, which will vest as to 50% on January 6, 2025 and 50% on January 6, 2026. Pursuant to the terms of the restricted stock unit agreement, if Mr. Green is terminated by reason of death or “disability” or without “cause” or resigns for “good reason” (each as defined in the restricted stock unit agreement), any unvested RSUs will immediately vest upon termination. If Mr. Green is terminated for any other reason, the unvested RSUs will be immediately forfeited and cancelled upon such termination. If a Change in Control (as defined in the restricted stock unit agreement) occurs prior to the vesting of Mr. Green’s RSUs the RSUs will vest as to 100% of the underlying Common Stock upon such change in control.

The foregoing summaries of the restricted stock unit agreement are qualified in their entirety by reference to the text of the African Agriculture, Inc. 2022 Incentive Plan and form Restricted Stock Unit Agreement, which is filed as Exhibit 10.25 hereto and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, 10X II’s stockholders considered and approved, among other items, “The Charter Amendment Proposal” (“Charter Proposal”), which is described in greater detail in the Proxy Statement/Prospectus. The Certificate of Incorporation, which became effective upon filing with the Secretary of State of the State of Delaware on December 6, 2023, includes the amendments proposed by the Charter Proposal.

On December 6, 2023, the Board adopted the Bylaws, which became effective on that date. The material terms of the Certificate of Incorporation and the Bylaws and the general effect upon the rights of holders of 10X II’s capital stock are discussed in the sections entitled “Comparison of Corporate Governance and Shareholder Rights” and “Description of the AFRAG PubCo Securities” of the Proxy Statement/Prospectus, which are incorporated herein by reference.

In addition, the disclosure set forth under Item 3.03 in this Current Report on Form 8-K is incorporated herein by reference. Copies of the Certificate of Incorporation and the Bylaws are included as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on December 6, 2023, the Board approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of the Company. A copy of the Code of Business Conduct and Ethics will be found in the Investors section of the Company’s website at africanagriculture.com.

Item 5.06. Change in Shell Company Status.

On December 6, 2023, as a result of the Business Combination, 10X II ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing. A description of the Business Combination and the terms of the Merger Agreement are included in the Proxy Statement/Prospectus in the section entitled “Business Combination Proposal” of the Proxy Statement/Prospectus, which is incorporated herein by reference. Further, the information set forth in the “Introductory Note” and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01. Regulation FD.

On December 6, 2023, the Company issued a press release announcing the closing of the Business Combination. A copy of the press release is included as Exhibit 99.4 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.4, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.4.

Item 9.01 Financial Statement and Exhibits.

(a) Financial Statements of Businesses Acquired.

The historical unaudited condensed financial statements of AFRAG as of and for the nine months ended September 30, 2023, and for the nine months ended September 30, 2022 and the related notes are included in Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The historical audited consolidated financial statements of AFRAG as of and for the years ended December 31, 2022, and 2021 and the related notes are included in the Proxy Statement/Prospectus and are incorporated herein by reference.

The historical unaudited condensed consolidated financial statements of 10X II as of and for the three and nine months ended September 30, 2023 and the three and nine months ended September 30, 2022 and the related notes are included in the 10X II Q2 Report and incorporated herein by reference.

The historical audited consolidated financial statements of 10X II as of and for the years ended December 31, 2022, and 2021 and the related notes are included in the Proxy Statement/Prospectus and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of AFRAG and 10X II as of September 30, 2023 and for year ended December 31, 2022 after giving effect to the Closing is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

(d) Exhibits—

		Incorporated by Reference
Number	Description of Document	Schedule/Form	File Number	Exhibits	Filing Date
2.1†	Agreement and Plan of Merger, dated as of November 2, 2022, by and among 10X Capital Venture Acquisition Corp. II, 10X AA Merger Sub, Inc. and African Agriculture, Inc.	Form 8-K	File No. 001-40722	2.1	November 3, 2022

2.2	First Amendment to Agreement and Plan of Merger, dated as of January 3, 2023, by and among 10X Capital Venture Acquisition Corp. II, 10X AA Merger Sub, Inc. and African Agriculture, Inc.	Form S-4/A	File No. 333-269342	2.2	October 27, 2023

2.3	Second Amendment to Agreement and Plan of Merger, dated as of November 29, 2023, by and among 10X Capital Venture Acquisition Corp. II, 10X AA Merger Sub, Inc. and African Agriculture, Inc.	Form 8-K	File No. 001-40722		November 30, 2023

3.1*	Certificate of Incorporation of the Company

3.2*	Bylaws of the Company

4.1*	Specimen Common Stock Certificate

4.2*	Specimen Warrant Certificate

4.3	Warrant Agreement between Continental Stock Transfer & Trust Company and Registrant, dated August 10, 2021.	Form 8-K	File No. 001-40722	4.1	August 13, 2021

10.1	Letter Agreement, dated August 10, 2021, by and among 10X Capital Venture Acquisition Corp. II, 10X Capital SPAC Sponsor II LLC, and the officers and directors of 10X Capital Venture Acquisition Corp. I.	Form 8-K	File No. 001-40722	10.1	August 13, 2021

10.2*	Amended and Restated Registration Rights Agreement, dated December 6, 2023, by and among 10X Capital Venture Acquisition Corp. II, 10X Capital SPAC Sponsor II LLC, and the other holders signatory thereto.

10.3	Acquiror Support Agreement, dated November 2, 2022 by and among 10X Capital Venture Acquisition Corp. II, African Agriculture Inc., 10X Capital SPAC Sponsor II LLC and the directors and executive officers of 10X Capital Venture Acquisition Corp. II named therein.	Form 8-K	File No. 001-40722	10.1	November 3, 2022

10.4*	Form of Lock-Up Agreement, by and among certain stockholders of African Agriculture Holdings Inc. and 10X Capital SPAC Sponsor II LLC

10.5	Form of Cash-Settled Equity Derivative Confirmation	Form 8-K	File No. 001-40722	10.1	November 30, 2020

10.6	Standby Equity Purchase Agreement, dated November 2, 2022, by and between 10X Capital Venture Acquisition Corp. II and YA II PN, Ltd.	Form 8-K	File No. 001-40722	10.3	November 3, 2022

10.7	Service Contract, dated July 14, 2021, by and between African Agriculture, Inc. and FGM International.	Form S-4/A	File No. 333-269342	10.10	October 27, 2023

10.8	Agreement for Delivery of Pre-Construction Activities, dated December 22, 2021, by and between African Agriculture, Inc. and Willing Hands AS.	Form S-4/A	File No. 333-269342	10.11	October 27, 2023

10.9	Engagement and Advisory Agreement, dated September 13, 2021, by and between African Agriculture, Inc. and Dr. Daniel H. Putnam.	Form S-4/A	File No. 333-269342	10.12	October 27, 2023

10.10	Framework Agreement, dated July 8, 2021, by and between African Agriculture, Inc. and MPS Infrastructure Inc.	Form S-4/A	File No. 333-269342	10.13	October 27, 2023

10.11	Amended and Restated Sales and Marketing Agreement, dated May 10, 2019, by and between Monitor Power Systems AS and African Discovery Group LLC.	Form S-4/A	File No. 333-269342	10.14	October 27, 2023

10.12	Lease Agreement, dated August 13, 2021, by and between African Agriculture, Inc. and an Immobilier SARL.	Form S-4/A	File No. 333-269342	10.15	October 27, 2023

10.13	Lease Agreement, dated December 5, 2021, by and among African Agriculture, Inc., Agro Industries Corp. and the municipality of Aderbissinat.	Form S-4/A	File No. 333-269342	10.16	October 27, 2023

10.14	Lease Agreement, dated November 27, 2021, by and among African Agriculture, Inc., Agro Industries Corp. and the municipality of Ingall.	Form S-4/A	File No. 333-269342	10.17	October 27, 2023

10.15	Partnership Agreement, dated January 2021, by and between the Farms of Teranga S.A. and the Municipality of Fass Ngom.	Form S-4/A	File No. 333-269342	10.18	October 27, 2023

10.16	Contribution Agreement, dated June 24, 2021, by and between the shareholders of Agro Industries Corp listed as signatories thereto, Agro Industries Corp. and African Agriculture, Inc.	Form S-4/A	File No. 333-269342	10.19	October 27, 2023

10.17	Amended and Restated Employment Agreement, dated May 21, 2022, by and between African Agriculture, Inc. and Harry Green.	Form S-4/A	File No. 333-269342	10.20	October 27, 2023

10.18	Amended and Restated Advisor Agreement, dated May 21, 2022, by and between African Agriculture, Inc. and African Discovery Group, Inc.	Form S-4/A	File No. 333-269342	10.21	October 27, 2023

10.19	African Agriculture, Inc. 2022 Incentive Plan and form Restricted Stock Unit Award Agreement.	Form S-4/A	File No. 333-269342	10.22	October 27, 2023

10.20	Restricted Stock Unit Award Agreement, dated November 1, 2022, by and between African Agriculture, Inc. and African Discovery Group, Inc.	Form S-4/A	File No. 333-269342	10.23	October 27, 2023

10.21	Transaction Bonus and Release, dated November 1, 2022, by and between African Agriculture, Inc. and Harry Green.	Form S-4/A	File No. 333-269342	10.24	October 27, 2023

10.22	First Amendment to Transaction Bonus and Release, dated November 27, 2023 by and between African Agriculture Inc. and Harry Green.	Form 8-K	File No. 001-40722	10.3	November 30, 2023

10.23	Transaction Bonus and Release, dated November 1, 2022, by and between African Agriculture, Inc. and African Discovery Group, Inc.	Form S-4/A	File No. 333-269342	10.25	October 27, 2023

10.24	First Amendment to Transaction Bonus and Release, dated November 27, 2023 by and between African Agriculture Inc. and African Discovery Group Inc.	Form 8-K	File No. 001-40722	10.4	November 30, 2023

10.25	African Agriculture Holdings Inc. 2023 Incentive Plan	Form S-4/A	File No. 333-269342	10.26	October 27, 2023

10.26	Master Agreement, dated February 28, 2018, by and among Gora Seck, Agro Industries Corp, Tampieri Financial Group S.p.A., Tempieri S.p.A., Davide Tampieri and Senhuile S.A.	Form S-4/A	File No. 333-269342	10.27	October 27, 2023

10.27	Intercompany Loan Agreement, dated May 10, 2021, by and among African Agriculture, Inc., Agro Industries Corp. and Global Commodities LTD.	Form S-4/A	File No. 333-269342	10.28	October 27, 2023

10.28	Partnership Agreement, dated May 14, 2022, by and between African Agriculture, Inc. and The Directorate General of Water and Forests.	Form S-4/A	File No. 333-269342	10.29	October 27, 2023

10.29	Joinder to the Letter Agreement, dated December 8, 2022, between the Company, the Sponsor and Mike Brown.	Form S-4/A	File No. 333-269342	10.30	October 27, 2023

10.30	Second Amended and Restated Promissory Note, dated October 27, 2023, between African Agriculture, Inc. and 10X Capital SPAC Sponsor II LLC.	Form S-4/A	File No. 333-269342	10.31	October 27, 2023

10.31	Partnership Contract for Project Development Commercial Agriculture, dated effective September 27, 2023, among African Agriculture, Inc., the Ministry of Agriculture and Deental Yakaare Ndema e Ngynaaka Economic Interest Grouping (GIE-DYNN).	Form S-4/A	File No. 333-269342	10.32	October 27, 2023

10.32*	Form of Indemnification Agreement by and between African Agriculture Holdings Inc. and its directors and executive officers.

16.1*	Letter from WithumSmith+Brown, PC

21.1*	List of Subsidiaries of African Agriculture Holdings Inc.

99.1*	Unaudited Condensed Consolidated Financial Statements of AFRAG as of and for the nine months ended September 30, 2023 and for the nine months ended September 30, 2022.

99.2*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of AFRAG for the nine months ended September 30, 2023 and 2022.

99.3*	Unaudited Pro Forma Condensed Combined Financial information of African Agriculture Holdings Inc. as of and for the nine months ended September 30, 2023 and the year ended December 31, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFRICAN AGRICULTURE HOLDINGS INC.

Dated: December 12, 2023	By:	/s/ Harry Green
		Name:	Harry Green
		Title:	Chief Financial Officer